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CUSIP NO. 88830M 10 2                 13D                   PAGE 22 of 23 PAGES

                                                          EXHIBIT 99(a)


                AGREEMENT AS TO THE JOINT FILING OF SCHEDULE 13D


     The undersigned hereby agree that:

     (i) each of them is individually eligible to use the Schedule 13D attached hereto;

     (ii)      the attached Schedule 13D is filed on behalf of each of them; and

     (iii)     each of them is responsible for the timely filing of such
               Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information therein concerning him or itself; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless he or it knows or has reason to believe that such information is inaccurate.

Dated:  September 6, 2002


                                       CITIGROUP INC.

                                       CITIGROUP INC.

                                       By: /s/ JOSEPH B. WOLLARD
                                           --------------------------
                                           Name:  Joseph B. Wollard
                                           Title: Assistant Secretary


                                       CITIGROUP HOLDINGS COMPANY

                                       By: /s/ JOSEPH B. WOLLARD
                                           --------------------------
                                           Name:  Joseph B. Wollard
                                           Title: Assistant Secretary


                                       CITICORP

                                       By: /s/ JOSEPH B. WOLLARD
                                           --------------------------
                                           Name:  Joseph B. Wollard
                                           Title: Assistant Secretary


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CUSIP No. 88830M 10 2                 13D                   Page 23 of 23 Pages


                                       CITICORP BANKING CORPORATION

                                       By: /s/ WILLIAM WOLF
                                           --------------------------
                                           Name:  William Wolf
                                           Title: Senior Vice President


                                       COURT SQUARE CAPITAL LIMITED

                                       By: /s/ ANTHONY P. MIRRA
                                           --------------------------
                                           Name:  Anthony P. Mirra
                                           Title: Vice President